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                                                                    EXHIBIT 99.2


AGREEMENT OF JOINT FILING

The undersigned hereby agree that this Schedule 13D filed on or about this date as well as all future amendments with respect to the beneficial ownership by the undersigned of the Company's Common Stock shall be filed jointly. This agreement is intended to satisfy the requirements of Rule 13d-1(k)(1)(iii).



Dated:  September 30, 2004                  /s/ Barrett L. Webster
                                            ------------------------------------
                                            Barrett L. Webster




Dated:  September 30, 2004                  /s/ F. Gardner Parker
                                            ------------------------------------
                                            F. Gardner Parker



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Dated:  September 30, 2004                  COLUMBUS PETROLEUM LIMITED, INC.


                                            By:   /s/ Michael Delouche
                                               ---------------------------------
                                            Name:    Michael Delouche
                                                 -------------------------------
                                            Title:   Authorized Signatory
                                                  ------------------------------



Dated:  September 30, 2004                  /s/ Ivar Siem
                                            ------------------------------------
                                            Ivar Siem



Dated:  September 30, 2004                  /s/ Harris A. Kaffie
                                            ------------------------------------
                                            Harris A. Kaffie



Dated:  September 30, 2004                  /s/ Michael S. Chadwick
                                            ------------------------------------
                                            Michael S. Chadwick



Dated:  September 30, 2004                  /s/ James M. Trimble
                                            ------------------------------------
                                            James M. Trimble



Dated:  September 30, 2004                  /s/ Michael J. Jacobson
                                            ------------------------------------
                                            Michael J. Jacobson